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                                                                 Exhibit 23

                    [Deloitte & Touche LLP Letterhead]

         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement
No. 333-75848 of Marshall & Ilsley Corporation on Form S-8 of our reports dated June 28, 2005, appearing in this Annual Report on Form 11-K of the M&I Retirement Program (consisting of the M&I Retirement Plan and Employee Stock Ownership Plan) for the year ended December 31, 2004.


/s/ DELOITTE & TOUCHE LLP


Milwaukee, Wisconsin
June 28, 2005